SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 8, 2003


                             VENUS EXPLORATION, INC.
               (Exact name of registrant specified in its charter)


                                    Delaware
                            (State of incorporation)


               0-14334                               13-3299127
      (Commission File Number)            (IRS Employer Identification No.)


                               1250 N.E. LOOP 410
                                    SUITE 205
                            SAN ANTONIO, TEXAS 78209
              (Address of Registrant's principal executive offices)




       Registrant's telephone number, including area code: (210) 930-4900



                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN CERTIFYING ACCOUNTANT.


     By letter dated May 7, 2003 and received by the Company May 8, 2003, KPMG LLP, the independent accountant who was previously engaged to audit the company's financial statements, resigned.

     In connection with the audits of the two fiscal years ended December 31, 2001, and the subsequent interim periods through May 7, 2003, there were no disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

     The audit reports of KPMG LLP on the consolidated financial statements of Venus Exploration, Inc and Subsidiary as of and for the years ended December 31, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG LLP's audit report on the consolidated financial statements of Venus Exploration, Inc and Subsidiary as of and for the years ended December 31, 2001 and 2000, contained a separate paragraph stating "the Company has suffered recurring losses from operations and has a working capital deficiency and a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 14. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     Additionally, during the Company's two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim periods through May 7, 2003, the following is reported:

     (A) KPMG LLP did not advise the Company that the internal controls necessary for the development of reliable financial statements did not exist.

     (B) KPMG LLP did not advise the Company that information had come to its attention that led them to be unable to rely on management's representation or that made them unwilling to be associated with the financial statements prepared by management.

     (C) KPMG LLP did not advise the Company of the need to expand significantly the scope of its audit, or that information had come to their attention that further investigation might materially impact the fairness or reliability of either previously issued audit reports or the underlying financial statements, and KPMG, LLP did not so expand the scope of their audit or conduct such further investigations.

     (D) KPMG LLP did not advise the Company that information had come to their attention that they have concluded materially impacts the fairness or reliability of previously issued audit reports or the underlying financial statements or the financial statements issued covering fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

     The Company has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements. Such letter will be filed as an amendment to this Form 8-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: MAY 15, 2003                                 VENUS EXPLORATION, INC.


                                                 BY: /s/ EUGENE L. AMES, JR.
                                                     --------------------------
                                                     Eugene L. Ames, Jr.
                                                     Chief Executive Officer